UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2022

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631
(Commission File Number)	(IRS Employer Identification No.)

Block 1008 Toa Payoh North, Unit 03-09 Singapore	318996
(Address of Principal Executive Offices)	(Zip Code)

(65)6265 3300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b2 of the Securities Exchange Act of 1934 (17 CFR 240.12b2) Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02 Results of Operations and Financial Conditions

On May 16, 2022, Trio-Tech International (“the Company”) issued a press release announcing its financial results for the fiscal quarter ended December 31, 2021. A copy of the press release is attached as Exhibit 99.1.

The information under this item 2.02 of this Current Report, including the exhibit hereto to the extent the same relates to this item 2.02, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information under this item 2.02 of this Current Report, including the exhibit hereto to the extent the same relates to this item 2.02, shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 16, 2022, the Company announced the appointment of Ms. Srinivasan Anitha as Chief Financial Officer (CFO) effective July 1, 2022. Ms. Anitha, 42, a Chartered Accountant and a Certified Internal Auditor, has over twenty years of diversified experience in areas of audit, finance and corporate consulting. Ms Anitha has been a consultant to the Company for more than the past 5 years and is currently serving as the Internal Audit Team Leader of the Company. She had been employed by the Company from 2006 to 2012. She holds a Bachelor’s Degree in Commerce from the University of Madras, India. She is a member of The Institute of Singapore Chartered Accountants, The Institute of Chartered Accountants of India and The Institute of Internal Auditors.

Ms. Anitha will succeed Mr Victor Ting Hock Ming, who will step down as Chief Financial Officer, effective July 1, 2022, as reported in the Form 10-Q for the third quarter of fiscal 2022. Ms Anitha has signed a standard offer letter with the Company upon this appointment.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release of Trio-Tech International dated May 16, 2022
104  Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 16, 2022

TRIO-TECH INTERNATIONAL

By: /s/ VICTOR H.M. TING
Name: Victor H.M. Ting, Title: Vice President and Chief Financial Officer

EXIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Trio-Tech International dated May 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)